UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010
OCEANIC EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-08521	84-0591071

(State or other jurisdiction corporation)	(Commission File Number)	(IRS Employer of Identification No.)

7800 East Dorado Place, Suite 250, Englewood, Colorado	80111

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 220-8330

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 11, 2010 Stephen M. Duncan notified the Board of Directors of Oceanic Exploration Company of his intention to resign as President and a director of the Company. The effective date of the resignations has not been determined, but is expected to be approximately May 1, 2010. There were no disputes or disagreements between the Company and Mr. Duncan.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 16, 2010
Oceanic Exploration Company
/s/ Stephen M. Duncan
President